UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2011

SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17801 Georgia Avenue, Olney, Maryland  20832
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (301) 774-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On August 31, 2011, the Board of Directors of Sandy Spring Bank, the wholly owned subsidiary of Sandy Spring Bancorp, Inc., amended its Executive Incentive Retirement Plan to provide that for every plan year a guaranteed minimum deferral bonus equal to 3% of a plan participant’s base salary paid during the plan year shall be credited to the participant’s deferred benefit account under the plan.

Item 9.01               Financial Statements and Exhibits.

Exhibits

Number        Description

10.1	Executive Incentive Retirement Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: September 1, 2011	By:	/s/ Ronald E. Kuykendall
Ronald E. Kuykendall
General Counsel and Secretary